EXHIBIT 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into as of August 1, 2024 between Horizon Kinetics Holding Corporation (f/k/a Scott’s Liquid Gold-Inc.), a Delaware corporation (the “Company”), and [●] (the “Indemnitee”).

RECITALS

WHEREAS, the Indemnitee serves as an officer and/or director of the Company as of the date of this Agreement; and

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify persons serving as directors or officers of the Company to the fullest extent permitted by applicable law so that they will serve or continue to serve as directors of the Company free from undue concern that they will not be so indemnified.

NOW THEREFORE, in consideration of the promises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

Section 1. Indemnification. The Company (and any successor of the Company by merger or otherwise) hereby agrees that, should the Indemnitee be made a party or is threatened to be made a party to or otherwise becomes involved in any action, suit or proceeding (in each case, whether civil, criminal, administrative or investigative) related to the Indemnitee serving in an official capacity as a director, officer, trustee, employee or agent of the Company or in any other capacity while serving as a director, officer, trustee, employee or agent of the Company (any such action, suit or proceeding, a “Proceeding”), the Company shall indemnify and hold harmless the Indemnitee, to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”), as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Company to provide greater indemnification rights than said law permitted the Company to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974 and amounts paid or to be paid in settlement) incurred or suffered by the Indemnitee in connection with such Proceeding and such indemnification shall continue as to the Indemnitee if the Indemnitee ceases to be a director, officer, trustee, employee or agent of the Company and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 4 of this Agreement, the Company shall indemnify the Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by the Indemnitee only if such Proceeding (or part thereof) was authorized in the first instance by the Board of Directors (the “Board”) of the Company.

Section 2. Advancement of Expenses. The right to indemnification conferred upon the Indemnitee in this Agreement shall include the right, without the need for any action by the Board, to be paid by the Company (and any successor of the Company by merger or otherwise) the expenses incurred in defending any such Proceeding in advance of its final disposition, such advances to be paid by the Company within 30 days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director or officer is not entitled to be indemnified for such expenses under this Agreement or otherwise.

Section 3. Nature of Rights; Other Sources. The rights conferred upon the Indemnitee in this Agreement shall be contract rights between the Company and the Indemnitee that vest at the commencement of the Indemnitee’s service to or at the request of the Company and all such rights shall continue as to the Indemnitee even if he/she has ceased to be a director or officer of the Company or ceased to serve at the Company’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The Company hereby acknowledges that the Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance (other than directors’ and officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Company, its affiliates or any of the foregoing’s respective subsidiaries) from persons or entities other than the Company (collectively, the “Other Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort of the Indemnitees with respect to a Proceeding (i.e., its obligations to an Indemnitee hereunder are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Indemnitee are secondary), (ii) that it shall be required to advance the expenses incurred by an Indemnitee in connection with a Proceeding (to the extent reimbursable under this Agreement) and shall be liable for the full amount of all losses, claims, damages, liabilities and expenses (including attorneys’ fees, judgments, fines, penalties and amounts paid in settlement) in connection with a Proceeding to the extent legally permitted and as required by the terms of this Agreement, without regard to any rights an Indemnitee may have against the Other Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect of a Proceeding. The Company further agrees that no advancement or payment by the Other Indemnitors on behalf of an Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Company hereunder shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Company. For the avoidance of doubt, no person or entity providing directors’ or officers’ liability insurance or similar insurance obtained or maintained by or on behalf of the Company, any of its affiliates or any of the foregoing’s respective subsidiaries, including any person or entity providing such insurance obtained or maintained as contemplated by Section 8, shall be an Other Indemnitor.

Section 4. Claims. To obtain indemnification under this Agreement with respect a Proceeding, a claimant shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 4, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (b) if no request is made by the claimant for a determination by Independent Counsel, (i) by a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum, (ii) if there are no such Disinterested Directors, or if a majority of the Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iii) if a majority of Disinterested Directors so directs, by a majority of the stockholders of the Company. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten days after such determination.

Section 5. Enforcement. If a claim under Section 1 of this Agreement is not paid in full by the Company within 60 days after a written claim pursuant to Section 4 of this Agreement has been received by the Company, or if a claim under Section 2 of this Agreement is not paid in full by the Company within 30 days after a written claim therefor has been made, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim to the fullest extent permitted by law. It shall be a defense to any such action that in the case of a claim for indemnification, the claimant has not met the standard of conduct that makes it permissible under the DGCL for the Company to indemnify the claimant for the amount claimed. Neither the failure of the Company (including its Board, Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board, Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action for enforcement or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6. Procedures. If a determination shall have been made pursuant to Section 4 of this Agreement that the claimant is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 5 of this Agreement. The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 5 of this Agreement that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Agreement.

Section 7. Non-Exclusive Rights. The right to indemnification and the payment of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Agreement: (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Company, the Board or the stockholders of the Company with respect to any act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought prior to the date of such termination. Any amendment, modification, alteration or repeal of this Agreement (by merger, consolidation or otherwise) that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an Indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not, without the written consent of the Indemnitee, in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section 8. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 9. Additional Rights. The Board may grant rights to indemnification, and rights to be paid by the Company the expenses incurred in connection with any Proceeding in advance of its final disposition, to any current or former employee or agent of the Company to the fullest extent of the provisions of this Agreement with respect to the indemnification and advancement of expenses of current or former directors and officers of the Company.

Section 10. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each such portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 11. Definitions; Construction. For purposes of this Agreement: “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the claimant; and “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporate law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the claimant in an action to determine the claimant’s rights under this Agreement. Any reference to an officer of the Company in this Agreement shall be deemed to refer exclusively to the officers appointed as such pursuant to the Bylaws by the Board or by an officer to whom the Board has delegated the power to appoint officers, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Company or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Company or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Company or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Agreement.

Section 12. Notices. Any notice, request or other communication required or permitted to be given to the Company under this Agreement shall be in writing and either delivered in person or sent by telecopy, fax, email, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Company and shall be effective only upon receipt by the Secretary.

Section 13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment to the Indemnitee in respect of any Proceeding to the extent the Indemnitee has otherwise received payment under any insurance policy, the Bylaws or other constituent documents of the Company, any other indemnification provided to the Indemnitee or otherwise of the amounts otherwise indemnifiable by the Company hereunder.

Section 14. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties to this Agreement. No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

Section 15. Governing Law and Forum. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to its principles of conflicts of laws. The Company and the Indemnitee hereby irrevocably and unconditionally: (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court and not in any other state or federal court in the United States, (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement and (c) waive, and agree not to plead or make, any claim that the Delaware Court lacks venue or that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

Section 16. Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

Section 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

HORIZON KINETICS HOLDING CORPORATION

(f/k/a SCOTT’S LIQUID GOLD-INC.)

By:

Name:

Title:

INDEMNITEE:

_________________________________

Name:

Signature Page to Indemnification Agreement